UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

333-174198

(Commission File Number)

Delaware	98-6088870
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Building 4F, Hesheng Plaza
No. 26 Yousheng S Rd. Jinshui District, Zhengzhou,
Henan People’s Republic of China 450057

(Address of principal executive offices, with zip code)

+86371-63976529

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K Amendment No.1 (“Form 8-K/A”) amends and supplements Item 9.01, Financial Statements and Exhibits of the current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 24, 2012, by China United Insurance Service, Inc. (the “Company”), relating to the completion of the acquisition of Action Holdings Financial Limited (“AHFL”). This amendment includes the historical annual financial statements of AHFL for the periods specified in Rule 8-04(b) of Regulation S-X and the unaudited pro forma condensed combined statements of operations and other comprehensive income (loss) for the twelve month periods ended June 30, 2012 and 2011 and the unaudited condensed combined balance sheet as of June 30, 2012 pursuant to Rule 8-05 of Regulation S-X.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The audited balance sheets of AHFL as of June 30, 2012 and 2011 and the related statements of income and comprehensive income and changes to stockholders’ equity, and cash flows for the years then ended, including the notes to financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.2 to this current report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations and other comprehensive income class for the twelve months ended June 30, 2012 and 2011, and the unaudited pro forma condensed combined balance sheet as of June 30, 2012 are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(c)	Exhibits

2.1	Acquisition Agreement (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on August 24, 2012)
99.1	Press Release Announcing the acquisition of AHFL (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on August 24, 2012)
99.2	Audited balance sheets of AHFL as of June 30, 2012 and 2011, and the related statements of income and comprehensive income and changes to stockholders’ equity, and cash flows for the years then ended, including the notes to financial statements and the report of the independent auditor thereon.
99.3	The unaudited pro forma consolidated balance sheet as of June 30, 2012 and the pro forma consolidated statements of operations and other comprehensive income (loss) for the twelve months ended June 30, 2012 and 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: November 8, 2012

	By:	/s/ Lo Chung Mei
	Name:	Lo Chung Mei
	Title:	Chief Executive Officer

EXHIBIT INDEX

2.1	Acquisition Agreement (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on August 24, 2012)
99.1	Press Release Announcing the acquisition of AHFL (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on August 24, 2012)
99.2	Audited balance sheets of AHFL as of June 30, 2012 and 2011, and the related statements of income and comprehensive income and changes in equity, and cash flows for the years then ended, including the notes to financial statements and the report of the independent auditor thereon.
99.3	The unaudited pro forma consolidated balance sheet as of June 30, 2012 and the pro forma consolidated statements of operations and other comprehensive income (loss) for the twelve months ended June 30, 2012 and 2011.